UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

INAMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9741	59-0920629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5540 Ekwill Street Santa Barbara, California		93111-2936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 683-6761

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On December 6, 2005, the Company filed an Amendment No. 1 to Schedule 14D-9 (the “Amendment”) with respect to the tender offer announced by Allergan, Inc. on November 21, 2005. The Amendment  is incorporated herein by reference to Exhibit 99.1. By a letter dated December 6, 2005, the Company conveyed the Amendment to its stockholders. The letter is incorporated herein by reference to Exhibit 99.2.

Additional Information about the Medicis Merger and the Allergan Tender Offer and Where to Find It

In connection with the proposed merger of Medicis and Inamed, on November 16, 2005, Medicis filed definitive materials with the United States Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that contains a prospectus and a joint proxy statement. In connection with the pending tender offer by Allergan, Allegan filed a Schedule TO and Registration Statement on Form S-4 that contains a prospectus and Inamed filed a Schedule 14D-9, as amended. The Allergan Registration Statement on Form S-4 has not yet become effective. INVESTORS AND SECURITY HOLDERS OF INAMED ARE URGED TO READ THE DEFINITIVE VERSIONS OF THE MEDICIS PROSPECTUS AND JOINT PROXY STATEMENT, THE SCHEDULE TO, THE SCHEDULE 14D-9, AS AMENDED, AND THE PRELIMINARY VERSION OF THE ALLERGAN REGISTRATION STATEMENT AND PROSPECTUS. The definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by Medicis, Inamed or Allergan with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Inamed by directing a written request to: Inamed, 5540 Ekwill Street, Santa Barbara, CA 93111, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus, Schedule TO, Schedule 14D-9, as amended, and the other relevant materials when they become available before making any voting or investment decision with respect to the Medicis merger or the Allergan tender offer.

Inamed and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Medicis and Inamed in connection with the merger. Information about those executive officers and directors of Inamed and their ownership of Inamed's common stock is set forth in Inamed's Proxy Statement, which was filed with the SEC on November 16, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Inamed and its executive officers and directors in the merger by reading the proxy statement and prospectus regarding the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01   Exhibits

99.1                           Amendment No. 1 to Schedule 14D-9 (incorporated by reference to the Schedule 14D-9 filed on December 6, 2005)

99.2                           Letter to the Stockholders of Inamed Corporation dated December 6, 2005 (incorporated by reference to Exhibit (a)(2)(A) to Amendment No. 1 to Schedule 14D- 9 filed on December 6, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INAMED CORPORATION
Date: December 6, 2005
	By:	/s/ Declan Daly
Declan Daly
Executive Vice President, and Chief Financial Officer